Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


      The undersigned executive officers of First South Bancorp, Inc. (the "Registrant") hereby certify that this Annual Report on Form 10-K for the year ended December 31, 2004 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                       By: /s/ Thomas A. Vann
                                           -------------------------------------
                                           Name:  Thomas A. Vann
                                           Title: President and Chief Executive
                                                  Officer



                                       By: /s/ William L. Wall
                                           -------------------------------------
                                           Name:  William L. Wall
                                           Title: Executive Vice President,
                                                  Chief Financial Officer and
                                                  Secretary

Date: March 11, 2005